UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported) ______May 31, 2005________________

__________________Franklin Lake Resources Inc._________________

(Exact name of registrant as specified in its charter)

_______Nevada_______	_______000-21812_______	______852-2352724______
State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

_____172 Starlite Street, So. San Francisco, CA_____	_____94080_____
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code ____________(650) 588-0425_______________________

_____________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

           On May 31, 2005 Franklin Lake Resources Inc. issued a press release announcing that it had entered into a contract with Arrakis, Inc. for sampling and assaying of head ore from the Franklin Lake playa. A copy of the press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 - Exhibits

Exhibit No. 99.1 - Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 31, 2005

By:	/s/ Fr. Gregory Ofiesh______________
President, Chief Executive Officer